SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 2
                            TO AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                        OF SHORT-TERM INVESTMENTS TRUST

     This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (this "Amendment") amends, effective as of July 30, 2003, the Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 30, 2003.




                                            By:   /s/ Robert H. Graham
                                                  --------------------------
                                                  Name:  Robert H. Graham
                                                  Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                        OF SHORT-TERM INVESTMENTS TRUST


                                  "SCHEDULE A

                          SHORT-TERM INVESTMENTS TRUST
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------

Cash Assets Portfolio                         Institutional Class

Government & Agency Portfolio                 Cash Management Class
                                              Institutional Class
                                              Personal Investment Class
                                              Private Investment Class
                                              Reserve Class
                                              Resource Class
                                              Sweep Class

Government TaxAdvantage Portfolio             Cash Management Class
                                              Institutional Class
                                              Personal Investment Class
                                              Private Investment Class
                                              Reserve Class
                                              Resource Class
                                              Sweep Class

Liquid Assets Portfolio                       Cash Management Class
                                              Institutional Class
                                              Personal Investment Class
                                              Private Investment Class
                                              Reserve Class
                                              Resource Class
                                              Sweep Class

STIC Prime Portfolio                          Cash Management Class
                                              Institutional Class
                                              Personal Investment Class
                                              Private Investment Class
                                              Reserve Class
                                              Resource Class
                                              Sweep Class

Treasury Portfolio                            Cash Management Class
                                              Institutional Class
                                              Personal Investment Class
                                              Private Investment Class
                                              Reserve Class
                                              Resource Class
                                              Sweep Class"